UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 16, 2007

United Security Bancshares
(Exact name of registrant as specified in its charter)

California	000-32987	91-2112732
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2126 Inyo St., Fresno, CA		93721
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  559-248-4943

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported by United Security Bancshares in its 8-K filed as of February 23, 2007, the Company acquired Legacy Bank, N.A. through a purchase and merger transaction. The disclosure contained in such 8-K is incorporated herein by reference. The financial statements of Legacy Bank, N.A. and the required pro forma financial information were not included in the original 8-K, but are addressed here under Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(a) Audited financial statements of Legacy Bank, N.A. for the year ended December 31, 2006, are not required because the transaction does not meet the threshold for materiality.

(b) Pro Forma financial information are not required because the transaction does not meet the threshold for materiality

(d) Exhibits: None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Security Bancshares

May 4, 2007	By:	/s/ Ken Donahue

Name: Ken Donahue
Title: Chief Financial Officer